UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

BLUEGREEN VACATIONS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Florida

	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4960 Confrence Way North, Suite 100, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-912-8000

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	BVH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Bluegreen Vacations Holding Corporation (the “Company”) was held on May 18, 2022. At the Annual Meeting, the Company’s shareholders (i) approved the election of each of the thirteen director nominees nominated by the Company’s Board of Directors, each for a term expiring at the Company’s 2023 Annual Meeting of Shareholders and (ii) voted to approve, on a non-binding advisory basis, the compensation of the Company’s “Named Executive Officers” (as defined in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2022 with respect to the Annual Meeting pursuant to Item 402 of Regulation S-K promulgated by the SEC). A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, Laurel Hill Advisory Group, LLC, is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alan B. Levan	63,817,359	3,032,010	N/A
John E. Abdo	63,817,200	3,032,169	N/A
James R. Allmand, III	63,807,306	3,042,063	N/A
Norman H. Becker	63,501,059	3,348,310	N/A
Lawrence A. Cirillo	63,813,468	3,035,901	N/A
Darwin Dornbush	63,824,157	3,025,212	N/A
Jarett S. Levan	64,101,185	2,748,184	N/A
Joel Levy	63,386,357	3,463,012	N/A
Mark A. Nerenhausen	63,565,797	3,283,572	N/A
William Nicholson	63,822,620	3,026,749	N/A
Arnold Sevell	62,849,229	4,000,140	N/A
Orlando Sharpe	63,583,880	3,265,489	N/A
Seth M. Wise	61,907,134	4,942,055	N/A

Proposal 2: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,942,790	1,474,653	581,926	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2022	Bluegreen Vacations Holding Corporation

	By:	/s/ Raymond S. Lopez
Raymond S. Lopez
Executive Vice President, Chief Operating Officer and Chief Financial Officer

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